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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         Commission File Number 1-10585


     Date of the report (Date of earliest event reported): May 5, 2003


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                            CHURCH & DWIGHT CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

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
 Delaware                                                        13-4996950
(State or Other Jurisdiction or Incorporation)              (I.R.S. Employer Identification No.)
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 469 North Harrison Street, Princeton, New Jersey                        08543
(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (609) 683-5900


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following Exhibit is being furnished to provide a portion of the disclosure referred to in items 9 and 12 of this Form 8-K.

          Exhibit 99.1 Press Release by the Company dated May 5, 2003.

ITEM 9. REGULATION FD DISCLOSURE (including information provided under Item 12, "Results of Operations and Financial Condition")

The following information is furnished to the Commission under both Item 9 and
12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in "Filing Guidance Related To: Conditions for Use of Non-GAAP Financial Measures; and Insider Trades During Pension Fund Blackout Periods" (Release No., 33-8216, March 27, 2003).

On May 5, 2003, Church & Dwight Co., Inc. (the "Company") issued a press release announcing its financial results for the first quarter of 2003. The press release is set forth in the attached Exhibit 99.1.

The press release includes references to earnings before interest, taxes, depreciation and amortization as defined in the Company's primary credit facility ("EBITDA"), a non-GAAP financial measure.

EBITDA is a required component of the financial covenants contained in the Company's primary credit facility and management believes that the presentation of EBITDA is useful to investors as a financial indicator of the Company's ability to service its indebtedness.

The press release also includes references to sales, gross profit and operating profit on a combined basis, including Armkel LLC, and other unconsolidated affiliates.

Management believes that the presentation of combined sales and operating results with these affiliate companies over which the Company exerts significant influence, but does not control the financial and operating decisions, is useful because the operation of these units, in which the Company has a 50% equity stake, are integrated in several respects (i.e. manufacturing, sales, marketing) with the Company's operations.


                                                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHURCH & DWIGHT CO., INC.
                                  a Delaware Corporation


Date:  May 5, 2003          By:   /s/ Robert A. Davies III
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                                      Robert A. Davies III
                                      Chief Executive Officer